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                                                                    Exhibit 4.1

           [MANCHESTER EQUIPMENT CO., INC. COMMON STOCK CERTIFICATE]


                         MANCHESTER EQUIPMENT CO., INC.
        NUMBER                                                     SHARES
MEC
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 562154 10 4

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THIS
CERTIFIES
that



is the owner of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                         MANCHESTER EQUIPMENT CO., INC.

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Register.

   IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

   Dated:



      /s/ JOEL G. STAMPLE                            /s/ BARRY STEINBERG
  VICE PRESIDENT AND SECRETARY              CHAIRMAN OF THE BOARD AND PRESIDENT

                [MANCHESTER EQUIPMENT CO., INC. CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                               TRANSFER AGENT AND REGISTRAR

BY

                                                           AUTHORIZED SIGNATURE

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       |  AMERICAN BANK NOTE COMPANY                     NOV 6, 1996fm  |
       |  9504 ATLANTIC AVENUE                                          |
       |  SUITE 12                                                      |
       |  LONG BEACH, CA 90807                              047326fc    |
       |  (310) 989-2333                                                |
       |  (FAX) (310) 426-7450    308-19x    PROOF [INITIALS]    REV 1  |
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This corporation is authorized to issue shares of both common and preferred stock. This corporation will furnish to each shareholder of record, without charge, on written request to this corporation at its principal place of business or registered office, a full statement of all the designations, relative rights, preferences and limitations applicable to each class or series and the variations and rights, preferences and limitations determined for each class or series and the authority, if any, of the Board of Directors of this corporation to determine variations for any class or series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT MIN ACT - ___ Custodian_______
                                                         (Cust)         (Minor)
TEN ENT -- as tenants by the entireties            under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right of          Act________________________
           survivorship and not as tenants                   (State)
           in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ____________________________



        ______________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         ______________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.




__________________________________________
AMERICAN BANK NOTE COMPANY  NOV 5, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           047326bk
(310) 989-2333
(FAX) (310) 426-7450     proof DT   NEW
_________________________________________